UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009 (March 6, 2009)

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2009, Abercrombie & Fitch Management Co. (“A&F Management”), a subsidiary of Abercrombie & Fitch Co. (the “Registrant”), entered into a Credit Line Agreement (the “Credit Line Agreement”) between A&F Management, as borrower, UBS Bank USA, as lender (the “Lender”) and UBS Financial Services Inc. The Credit Line Agreement consists of three parts: a Borrower Agreement; a Credit Line Agreement – Demand Facility; and an Addendum to Credit Line Account Application and Agreement. Pursuant to the terms thereof, the Credit Line Agreement became effective upon receipt of written notice to that effect from the Lender. The Borrower received this notice by letter dated March 6, 2009, which thereby became the effective date.

An affiliate of the Lender provides investment services not specifically outlined in the Credit Line Agreement to A&F Management in the ordinary course of their respective business operations.

The Credit Line Agreement represents a secured, uncommitted demand line of credit under which up to $44,300,000 may be available. The Credit Line Agreement is to be used for general corporate purposes. Being a demand line of credit, the Credit Line Agreement does not have a stated maturity date.

As security for the payment and performance of A&F Management’s obligations under the Credit Line Agreement, the Credit Line Agreement provides that A&F Management grants a security interest to the Lender in each account of A&F Management at UBS Financial Services Inc., an affiliate of the Lender, identified as a Collateral Account (as defined in the Credit Line Agreement) as well as any and all money, credit balances, securities, financial assets and other investment property and other property maintained from time to time in any Collateral Account, any over-the-counter options, futures, foreign exchange, swap or similar contracts between A&F Management and UBS Financial Services Inc. or any of its affiliates, any and all accounts of A&F Management at the Lender or any of its affiliates, any and all supporting obligations and other rights relating to the foregoing property, and any and all interest, dividends, distributions and other proceeds of any of the foregoing property, including proceeds of proceeds.

Because certain of the Collateral consists of securities commonly referred to as “Auction Rate Securities” (as defined in the Credit Line Agreement), the Credit Line Agreement provides that the interest rate payable by A&F Management will reflect any changes in the composition of such ARS Collateral (as defined in the Credit Line Agreement) as may be necessary to cause the interest payable by A&F Management under the Credit Line Agreement to equal the interest or dividend rate payable to A&F Management by the issuer of any ARS Collateral.

The terms of the Credit Line Agreement include customary events of default such as payment defaults, the failure to maintain sufficient collateral, the failure to observe any covenant or material representation, bankruptcy and insolvency, cross-defaults to other indebtedness and other stated events of default. Upon an event of default, the obligations under the Credit Line Agreement will become immediately due and payable.

As of the date of this Current Report on Form 8-K, no advances had been made to A&F Management under the terms of the Credit Line Agreement.

The foregoing description of the provisions of the Credit Line Agreement is qualified in its entirety by reference to the full and complete terms of (a) the Credit Line Agreement — Borrower Agreement, effective March 6, 2009, signed on behalf of A&F Management; (b) the Credit Line Agreement — Demand Facility, effective March 6, 2009, between A&F Management and UBS Bank USA; and (c) the Addendum to Credit Line Account Application and Agreement, effective March 6, 2009, among A&F Management, UBS Bank USA and UBS Financial Services Inc., which are included as Exhibits 10.1(a), 10.1(b) and 10.1(c), respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c)     Not Applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1(a)	Credit Line Agreement – Borrower Agreement, effective March 6, 2009, signed on behalf of Abercrombie & Fitch Management Co.

10.1(b)	Credit Line Agreement – Demand Facility, effective March 6, 2009, between Abercrombie & Fitch Management Co. and UBS Bank USA

10.1(c)	Addendum to Credit Line Account Application and Agreement, effective March 6, 2009, among Abercrombie & Fitch Management Co., UBS Bank USA and UBS Financial Services Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: March 11, 2009	By:	/s/ Jonathan E. Ramsden

Jonathan E. Ramsden
Executive Vice President
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated March 11, 2009

Abercrombie & Fitch Co.

Exhibit No.	Description

10.1(a)	Credit Line Agreement – Borrower Agreement, effective March 6, 2009, signed on behalf of Abercrombie & Fitch Management Co.

10.1(b)	Credit Line Agreement – Demand Facility, effective March 6, 2009, between Abercrombie & Fitch Management Co. and UBS Bank USA

10.1(c)	Addendum to Credit Line Account Application and Agreement, effective March 6, 2009, among Abercrombie & Fitch Management Co., UBS Bank USA and UBS Financial Services Inc.